COLUMBIA FUNDS SERIES TRUST

Columbia High Income Fund

(the “Fund”)

Supplement dated March 31, 2010 to

the Prospectuses dated August 1, 2009

Effective immediately, the Fund’s Prospectuses are revised and supplemented as follows:

The section of the Fund’s prospectuses entitled “Principal Investment Strategies” is revised by deleting the current first paragraph and replacing it with the following as the updated first paragraph:

Under normal circumstances, the Fund invests at least 80% of its net assets in domestic and foreign corporate below investment grade debt securities. These securities generally will be, at the time of purchase, rated “BB” or below by Standard & Poor’s Corporation (S&P) or Fitch, rated “Ba” or below by Moody’s, or unrated but determined by the Advisor to be of comparable quality. The Fund invests primarily in domestic corporate below investment grade securities (including private placements), U.S. dollar-denominated foreign corporate below investment grade securities (including private placements), zero-coupon bonds and U.S. Government obligations. The Fund may invest up to 20% of its net assets in equity securities that may include convertible securities. The Fund is not managed to a specific duration.

Shareholders should retain this Supplement for future reference.

INT-47/43003-0310